                                                                    EXHIBIT 10.6

                               SUBLEASE AGREEMENT
                               ------------------
                             SECURITY PACIFIC TOWER
                             ----------------------

     THIS SUBLEASE is made as of this 17th day of April, 1996, by and between Olympic Capital Management, Inc., a Washington Corporation ("Subsublessor") and go2net, Inc., a Delaware corporation ("Subsublessee").

UNICO PROPERTIES, INC., a Delaware corporation, as "Landlord," and Graham & Dunn, a professional service corporation, as "Tenant," entered into that certain Agreement of Lease dated May 8, 1987 (the "Lease"), which is attached as Exhibit
A. The Lease covers approximately 44,564 square feet of office space which is located in the Security Pacific Tower (formerly known as the Rainier Bank Tower), 1301 Fifth Avenue, Seattle, Washington (hereinafter referred to as "the Premises"). Tenant assigned the Lease to Pacific First Center Partnership, a Washington general partnership ("PFCP"), pursuant to that certain Assignment of Lease, Assumption of Obligations Thereunder and Consent Thereto (Security Pacific Tower) attached hereto as Exhibit B (the "Assignment"). PFC Holdings, a Washington general partnership ("Sublessor") has succeeded to the interest of PFCP under the Lease. Nothing in this Sublease shall be construed to amend the Assignment in any manner whatsoever.

On June 1, 1989, Sublessor entered into a Sublease Agreement (the "Underlying Sublease") with Olympic Capital Management, as Sublessee thereunder, for 7,166 square feet ("Sublease Premises") located on the 33rd floor of the Premises in the area shown on the space plan attached hereto as Exhibit C. Subsublessee wishes to sublease from Subsublessor all of the Subleased Premises and Sublessor hereby consents to the sublease of the Subleased Premises to Subsublessee on the terms set forth in this Sublease.

     NOW THEREFORE, the parties agree as follows:

          1. TERMS AND CONDITIONS. This Sublease is subject to all of the terms and conditions of the Underlying Sublease and the Assignment except as otherwise noted or contrary to the provisions herein, and Subsublessee hereby assumes and agrees to perform all of the obligations of Subsublessor and Tenant under the Lease to the extent said terms and conditions are applicable to the Subleased Premises. Subsublessee shall not commit or permit to be committed on the Subleased Premises any act or omission which shall violate any term or condition of the Lease.

          2. USE OF SUBLEASE PREMISES. The Subleased Premises shall be used and occupied only for general office purposes and for no other use or purpose without the prior written approval of Sublessor and Landlord.

          3. TERM. The term of this Sublease shall commence April 26, 1996 (the "Sublease Commencement Date") and shall terminate on July 30, 1997. Subsublessee shall have no right to extend the term of this Sublease, notwithstanding the provisions of the Lease regarding extension. Subsublessee may occupy the Subleased Premises on the Sublease Commencement Date.

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          4. INITIAL GROSS RENT AND ADDITIONAL RENT. Subsublessee shall pay
Subsublessor directly a rental as defined in the schedule below, payable in advance on the first day of each calendar month:

                         Monthly Rent Installment Gross

          Months                                           Monthly Rent
          ------                                           ------------

          April 1996                                       $    0.00

          May 1996                                         $1,250.00

          June 1, 1996 - July 31, 1997                     $7,166.00

          5. CONSENT OF SUBLESSOR. In each instance where the Sublease requires the consent of the Landlord, Subsublessee agrees that the consent of the Tenant, Sublessor and Subsublessor shall also be required. Sublessor and Subsublessor agrees to not unreasonably withhold or delay their consent in connection with any matter which has been consented by Tenant and Landlord.

          6. LIMITATION OF SUBLESSOR'S LIABILITY. In consideration of the benefits accruing under this Sublease, Subsublessee and all successor and assigns covenant and agree that in the event of any actual or alleged failure, breach or default under this Sublease by Sublessor: (a) the sole and exclusive remedy shall be against the partnership which is the Sublessor and its partnership assets; (b) no partner of Sublessor shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction over the partnership); (c) no service or process shall be made against any partner of Sublessor (except as may be necessary to secure jurisdiction over the partnership); (d) no judgment will be taken against any partner of Sublessor;
(e) no writ of execution will ever be levied against the assets of any partner of Sublessor except the partnership assets; (f) the covenants and agreements are enforceable both by Sublessor and also by any partner of Sublessor; and (g) each of the covenants and agreements contained in this paragraph shall be applicable to any covenant or agreement either expressly contained in this Sublease or imposed by statute or common law.

          7. TRANSFER OF SUBLESSOR'S INTEREST. In the event Sublessor transfers its interest in the lease to a party approved by Landlord, other than a transfer for security purposes only, Sublessor shall be relieved of any obligations under this Sublease after the effective date of that transfer. In such event the approved new Sublessor shall be liable and shall assume in writing all obligations, terms and conditions of Sublessor under this Sublease.

          8. PREPAID RENT. As security for the performance of this Sublease by Subsublessee, Subsublessee has paid to Subsublessor the deposit of $14,332.00 hereof, receipt of which is hereby acknowledged. This represents both the June 1996 rent and July 1997 rent.

          9. ASSIGNMENT AND SUBLETTING. Subsublessee shall not assign this Sublease or sublet all or any part of the Premises without the prior written consent of Sublessor and Subsublessor, which consent shall not be unreasonably withheld, and without the consent of the Landlord and Tenant if such is required under the terms of the Lease.

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          10. NOTICES. Any notice required or desired to be given under this
Sublease shall be in writing with copies directed as indicated below and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when seventy-two (72) hours have elapsed from the time such notice was deposited in the United States mail, certified mail, return receipt requested, and postage prepaid, addressed to the party to be served at the last address given by that party to the other party under the provisions of this section.

          Sublessor:

          PFC Holdings
          c/o General Manager
          LaSalle Partners Management Limited
          1420 Fifth Avenue, Suite 3620
          Seattle, WA  98101

          Subsublessor:

          Olympic Capital Management
          c/o Sirach Capital
          600 University Street, 33rd Floor
          Seattle, WA  98101

          Subsublessee:

          go2net, Inc.
          3320 Security Pacific Tower
          1301 Fifth Avenue
          Seattle, WA  98101



          11. COUNTERPARTS. This Sublease may be executed by the parties in counterparts, and each counterpart shall be deemed to be an original.

          12. LEGAL FEES AND COSTS. If either party requires the services of any attorney in connection with enforcing the terms of this Sublease or if a Suit is brought for the recovery of any rent or other charges due under this Sublease for the branch of any covenant or condition of this Sublease, or for the restitution of the Subleased Premises to Subsublessor, and/or eviction of Subsublessee during or after the term of this Sublease, the prevailing party shall be entitled to a reasonable sum for attorneys' fees, witness fees and other court costs, both at trial and appeal.

          13. AMENDMENTS. Any amendments or additions to this Sublease shall be in writing and neither Subsublessor nor Subsublessee shall be bound by any verbal or implied agreements.

          14. HOLD HARMLESS. Subsublessor shall indemnify, defend and hold Subsublessee harmless from any costs, expense or liability resulting from any default of Subsublessor under the Underlying Sublease prior to the Commencement Date of the Sublease. Conversely, Subsublessee shall indemnify and hod Subsublessor harmless from any cost, expenses

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or liability resulting from any default by Subsublessee under the Lease with respect to the Subleased premises after the Sublease Commencement Date.

          15. TIME. Time is expressly declared to be of the essence in this Sublease.

          16. LATE CHARGES. Subsublessee agrees that late payment by Subsublessee will cause Subsublessor to incur costs not contemplated by this Sublease and the exact amount of those costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Subsublessor. Therefore, in the event that Subsublessee shall fail to pay any installment of rent or any other sum when due, and Subsublessee fails to pay such amount with ten (10) days prior written notice by Subsublessor of such default, Subsublessee shall pay to Subsublessor a late charge equal to two percent (2%) of each installment.

          17. CONFLICTING PROVISIONS. Where provisions of this Sublease and provisions of the underlying Sublease or Lease are conflicting, the provisions of this Sublease shall control.

          18. FURNITURE. Olympic Capital Management will make best efforts to remove all furniture by June 1, 1996. Subsublessee will allow furniture that is not moved to new location to remain in space for a reasonable period of time until it can be relocated.

          19. PARKING. Subsublessee shall have the right to parking rights as set forth in the underlying Sublease dated June 1, 1989.

          20. Subsublessor hereby warrants that it and Sublessor are not in default under any term or provision of the lease, the assignment or the underlying sublease.

SUBSUBLESSOR:                     Sirach Capital Management, Inc., a Washington
                                  corporation successor to Olympic Capital
                                  Management, a Washington corporation



                                  by:/s/ Craig F. Hintze
                                     -------------------------------------------

                                  its: Principal
                                      ------------------------------------------

SUBSUBLESSEE:                     go2net, Inc., a Delaware corporation

                                  by:/s/ Russell C. Horowitz
                                     -------------------------------------------

                                  its: CEO
                                      ------------------------------------------

EXHIBITS:       (A)   Unico Properties, Inc. Lease Agreement
                (B)   Assignment of Lease, Assumption of Obligations Thereunder
                      and Consent Thereto (Security Pacific Tower)
                (C)   Space Plan

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                    CONSENT OF LANDLORD, TENANT AND SUBLESSOR

          UNICO PROPERTIES, INC. ("UNICO") hereby consents to the foregoing Sublease. This Consent is specifically conditioned upon the Tenant, Sublessor and Subsublessor, remaining primarily liable for all performance of obligations of the Tenant, Sublessor and Subsublessor under the Lease, and nothing in this Consent shall be deemed to bean express or an implied release or waiver of any claim or right held by Unico against Tenant, Sublessor and Subsublessor. By execution of this Consent, the Tenant and Sublessor hereby acknowledge the further sublease of the Subleased Premises shall not terminate, alter or in any manner diminish the Tenant, Sublessor's and Subsublessor's liabilities under the Lease, including without limitation, its obligations to keep the Subleased Premises free from liens as more fully set forth in Section 15 of the Lease.

          EXECUTED this 29th day of May, 1996.

UNICO                             UNICO PROPERTIES, INC., a Delaware corporation



                                  By:/s/ Stephen Camp
                                     -------------------------------------------
                                  Its: Vice President
                                      ------------------------------------------

TENANT: GRAHAM & DUNN, a Washington professional service corporation



                                  By:/s/ John T. John
                                     -------------------------------------------
                                  Its: President
                                      ------------------------------------------


SUBLESSOR:                        PFC HOLDINGS, a Washington general partnership

                                  By:  HAZAMA GROUP LIMITED PARTNERSHIP, a
                                  Washington limited partnership, Its Managing
                                  Partner

                                  By:  HAZAMA USA CORPORATION, a California
                                  corporation, Its General Partner



                                  By:/s/ Yasuo Tanaka
                                     -------------------------------------------
                                  Its: Vice President
                                      ------------------------------------------

                                     Page 5

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                             LESSOR'S ACKNOWLEDGMENT
                             -----------------------

STATE OF WASHINGTON)
                   )       ss.
COUNTY OF KING     )


On this 29th of May 1996, before me personally appeared Stephen W. Camp to me known to be the vice President of UNICO PROPERTIES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                                  /s/ Jackie Hennes
                                           -------------------------------------

                                                     Jackie Hennes
                                           -------------------------------------
                                                 (print notary's name)
                                           Notary Public in and for the State of
                                           Washington, residing at Seattle.
                                           My Commission expires 4-9-99

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                          SUBSUBLESSOR'S ACKNOWLEDGMENT
                          -----------------------------


STATE OF WASHINGTON )
                    )       ss.
COUNTY OF KING      )


     On this 24th of April, 1996, before me personally appeared before me Craig
F. Hintze, to me known to be the ______________________. of ______________________, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                                 /s/ Susan L. Burke
                                                 -------------------------------
                                                 Notary Public in and for the
                                                 State of Washington
                                                 residing at Seattle, Washington
                                                 My Commission expires 7/17/98


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                          SUBSUBLESSEE'S ACKNOWLEDGMENT
                          -----------------------------





STATE OF WASHINGTON )
                    )       ss.
COUNTY OF KING      )


     On this 17th of April, 1996, before me personally appeared before me Russell Horowitz, to me known to be the ______________________. of ______________________, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                                 /s/ Janet Nyt
                                                 -------------------------------
                                                 Notary Public in and for the
                                                 State of Washington residing at
                                                 Seattle, Washington
                                                 My Commission expires 7/17/98


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                          SUBSUBLESSOR'S ACKNOWLEDGMENT
                          -----------------------------




STATE OF WASHINGTON )
                    )       ss.
COUNTY OF KING      )


     On this 16th of May, 1996, before me personally appeared before me John T. John, to me known to be the President of Graham & Dunn, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.




                                                 -------------------------------

                                                 -------------------------------

                                                 Notary Public in and for the
                                                 State of Washington residing at
                                                 Seattle My Commission expires
                                                 10/10/98

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                          SUBSUBLESSOR'S ACKNOWLEDGMENT
                          -----------------------------


STATE OF CALIFORNIA   )
                      )        ss.
COUNTY OF LOS ANGELES )


     I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

     On this 21st day of May, 1996, before me personally appeared Yasuo Tanaka, to me known to be the Vice President of Hazama USA Corporation, General Partner of Hazama Group Limited Partnership, Managing Partner of PFC Holdings, a Washington general partnership, the partnership executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed the day and year first above written.



                                                 Notary Public in and for the
                                                 State of California
                                                 residing at Gardena
                                                 My Commission expires 10/31/97


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